CIFG Assurance North America Inc.

(Formerly known as CDC IXIS Financial Guaranty North America, Inc.)

Financial Statements

December 31, 2004, 2003 and 2002

CIFG Assurance North America, Inc.

(Formerly known as CDC XIS Financial Guaranty North America, Inc.)

Table of Contents

Report of Independent Auditors

2

Balance Sheets as of December 31, 2004 and 2003

3

Statements of Operations for the years ended December 31, 2004 and 2003 and for the period April 11, 2002 (date of inception)

through December 31,2002

4

Statements of Changes in Shareholder’s Equity and Comprehensive

Income (loss) for the years ended December 31, 2004 and 2003 and for the period April 11, 2002 (date of inception) through December 31, 2002

5

Statements of Cash Flows for the years ended December 31, 2004 and 2003 and for the period April 11, 2002 (date of inception) through

December 31,2002

6

Notes to Financial Statements

7-25

Report of Independent Auditors

To

Board of Directors and Shareholder of

CIFG Assurance North America, Inc.

(formerly CDC IXIS Financial Guaranty North America, Inc.):

In our opinion, the accompanying balance sheets and the related statements of operations, changes in shareholder’s equity and comprehensive income (loss), and cash flows present fairly, in all material respects, the financial position of CIFG Assurance North America, Inc. (formerly CDC IXIS Financial Guaranty North America, Inc.) (the “Company”) at December 31, 2004 and 2003, and the results of its operations and its cash flows for the years ended December 31, 2004 and 2003 and for the period April 11, 2002 (date of inception) through December 31, 2002 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

March 17, 2005

CIFG Assurance North America, Inc.
(Formerly known as CDC  XIS Financial Guaranty North America, Inc.)
Balance Sheets
($ in 000s, except share amounts)

As of

December 31,

2004

2003

Assets

Investments

Fixed income securities, at fair value

 (amortized cost of $70,486 and $59,421)

$ 70,405

$ 60,236

Short-term investments, at cost (approximates fair value)

67,887

89,789

 Total investments

138,292

150,025

Cash

6,568

523

Premium receivable

5,227

4,192

Receivable for securities sold

2,220

100

Investment income due and accrued

619

582

Prepaid reinsurance premiums

85,105

56,130

Intangible asset

8,331

8,331

Deferred income taxes

28

---

Deferred acquisition costs, net

377

3,484

  Total assets

$246,767

$223,367

Liabilities and Shareholders Equity

Liabilities

Deferred premium revenue

$ 103,573

$ 72,148

Loss and loss adjustment reserves

656

275

Ceded reinsurance balances payable

6,335

18,397

Deferred income taxes

---

285

Ceding commission payable

245

584

Derivative liabilities

22

16

Balances due to affiliates

5,683

5,339

Other liabilities

854

815

 Total liabilities

117,368

97,859

Shareholder’s Equity

Common stock (par value was $4,191.49 per share for 2004

and 2003 authorized, issued and outstanding

 shares was 4,700 for 2004 and 2003)

19,700

19,700

Additional paid-in capital

122,850

112,850

Accumulated deficit

(13,098)

(7,572)

Accumulated other comprehensive income (loss) (net of

 deferred income taxes of - $(28) and $285)

(53)

530

 Total shareholder’s equity

129,399

125,508

 Total liabilities and shareholder’s equity

$246,767

$223,367

The accompanying notes are an integral part of these financial statements.

CIFG Assurance North America, Inc.
(Formerly known as CDC XIS Financial Guaranty North America, Inc.)
Statements of Operations
($ in ‘000s)

For the period

April 11, 2002

(date of inception)

Year ended

Year ended

through

December 31,

December 31,

December 31,

2004

2003

2002

Revenues

Gross premiums written

$55,146

$68,132

$14,509

Ceded premiums written

(48,747)

(52,814)

(10,882)

 Net premiums written

6,399

15,318

3,627

Change in net deferred premium revenue

(2,588)

(12,445)

(3,446)

 Net premium earned (net of ceded

 earned premium of $18,529 in 2004, $8,166 in 2003

 and $544 in 2002)

3,811

2,873

181

Net investment income

2,273

2,965

1,856

Net realized capital gains

10

1,206

---

Net realized and unrealized

  gains (losses) on credit derivatives

(5)

(14)

(2)

Other income

53

97

---

 Total revenues

6,142

7,127

2,035

Expenses

Losses and loss adjustment expenses

381

257

18

Amortization of deferred acquisition costs

1,136

1,012

337

Operating expenses

10,151

10,444

4,666

 Total expenses

11,668

11,713

5,021

Loss before income taxes

(5,526)

(4,586)

(2,986)

Provision for income taxes

---

---

---

Net loss

$ (5,526)

$ (4,586)

$ (2,986)

The accompanying notes are an integral part of these financial statements.

CIFG Assurance North America, Inc.
(Formerly known as CDC IXIS Financial Guaranty North America, Inc.)
Statements of Changes in Shareholder’s Equity and Comprehensive Income (loss)
($ in 000s, except share amounts)

For the period

April 11, 2002

(date of inception)

Year ended

Year ended

through

December 31,

December 31,

December 31,

2004

2003

2002

Common Shares

Shares at beginning of period

4,700

10,000

---

Retire old shares

---

(10,000)

---

Issue new shares

---

4,700

---

Issuance of company shares

---

----

10,000

Shares as of December31

4,700

4,700

10,000

Common Stock

Balance at beginning of period

$ 19,700

$ 15,000

$     ---

Retire old shares

----

(15,000)

Issue new shares

---

19,700

Issuance of company shares

---

---

15,000

Balance as of December 31

$ 19,700

$ 19,700

$ 15,000

Additional paid-in capital

Balance at beginning of period

$ 112,850

$ 85,000

$     ---

Stock Distribution

---

(4,700)

Capital contributions

10,000

32,550

Issuance of company shares

---

---

85,000

Balance as of December 31

$ 122,850

$ 112,850

$ 85,000

Accumulated deficit

Balance at beginning of period

$ (7,572)

$ (2,986)

$     ---

Net loss

(5,526)

(5,526)

(4,586)

(4,586)

(2,986)

(2,986)

Balance as of December 31

$ (13,098)

$ (7,572)

$ (2,986)

Accumulated other comprehensive income (loss)

Balance at beginning of period

$530

$2,134

$     ---

Net change in unrealized appreciation

of securities, net of deferred tax (benefit)

 expenses of $(313) in 2004, $(864) in 2003 and $1,149 in 2002

(583)

(1,604)

2,134

Other comprehensive income (loss)

(583)

(583)

(1,604)

(1,604)

2,134

2,134

Total comprehensive loss

(6,109)

(6,190)

(852)

Balance as of December 31

$(53)

$  530

$ 2,134

Total Shareholder’s Equity

$ 129,399

$ 125,508

$ 99,148

2004

2003

2002

Disclosure of reclassification amounts

Unrealized (depreciation) appreciation arising

 during the period, net of taxes

$(590)

$(2,388)

$ 2,134

Less: reclassification adjustment for net gains

 (losses) included in net income, net of taxes

        7

           784

        ---

Net unrealized (depreciation) appreciation

 of securities, net of taxes

$ (583)

$ (1,604)

$ 2,134

The accompanying notes are an integral part of these financial statements.

CIFG Assurance North America, Inc.
(Formerly known as CDC XIS Financial Guaranty North America, Inc.)
Statements of Cash Flows
($ in 000s)

For the period

April 11, 2002

(date of inception)

Year ended

Year ended

through

December 31,

December 31,

December 31,

2004

2003

2002

Cash flows from operating activities

Net loss

$(5,526)

$(4,586)

$(2,986)

 Adjustments to reconcile net loss to net cash

 provided by operating activities

  Amortization of bond premium, net

700

1,258

647

   Net realized gains on sale of investments

(10)

(1,206)

---

   Increase in loss and loss adjustment reserves

381

257

18

   Increase in deferred premium revenue

31,425

58,364

13,784

  Increase in prepaid reinsurance premiums

(28,975)

(45,792)

(10,338)

   Decease (increase) in deferred acquisition costs

3,107

(546)

(2,938)

  Increase in premium receivable

(1,035)

(26)

(4,166)

   (Decrease) increase in ceded reinsurance balances payable

(12,062)

16,616

1,781

   (Decrease) increase in ceding commission payable

(339)

(545)

1,129

   Decrease (increase) in investment income due and accrued

(37)

1

(429)

   Increase in balances due to affiliates

344

4,282

1,057

   Net realized and unrealized losses on credit derivative contracts

6

14

2

   Increase in other liabilities

39

396

419

    Total adjustments to net loss

6,456)

33,073

966

    Net cash (used) provided by operating activities

(11,982)

28,487

(2,020)

Cash flows from investing activities

Purchase of fixed income securities

(49,454)

(10,588)

(61,504)

Sale (purchase) of short term investments, net

21,902

(53,345)

(36,444)

Proceeds from the sale of fixed income securities

3,760

22,472

---

Proceeds from the maturity of fixed income securities

31,819

950

---

Payment for purchase of shell company, net of cash acquired

---

20,035)

---

    Net cash provided (used) by investing activities

8,027

(60,546)

(97,948)

Cash flows from financing activities

Capital contributions

10,000

32,550

---

Issuance of common shares

---

---

100,000

    Net cash provided (used) by financing activities

10,000

32,550

100,000

increase in cash

6,045

491

32

Cash at beginning of period

           523

          32

             ---

Cash as of December 31

     $ 6,568

     $ 523

        $ 32

The accompanying notes are an integral part of these financial statements.

CIFG Assurance North America, Inc.
(Formerly known as CDC XIS Financial Guaranty North America, Inc.)
Notes to Financial Statements
December 31, 2004, 2003 and 2002
(Dollars Amounts in Thousands)

1.

Business and Organization

CIFG Assurance North America, Inc., formerly known as CDC XIS Financial Guaranty North America, Inc. (“CIFG NA” or the ‘Company”) was incorporated on April 11, 2002 in the State of New York. On May 24, 2002 the New York State Insurance Department (“NYSID”) granted the Company a license to conduct surety, credit, residual value and financial guaranty insurance. As of December 31, 2004, CIFG NA was licensed to transact financial guaranty insurance in 42 states and the District of Columbia and the Commonwealth of Puerto Rico.

In February of 2003, CIFG NA acquired 100% of the stock of Western Continental Insurance Company (“WCIC”), a Texas stock insurance company licensed in thirty-nine U.S. States and the District of Columbia from Rampart Insurance Company (“Rampart”), a New York stock insurance company pursuant to that certain stock purchase agreement (“Stock Purchase Agreement”), dated November 4, 2002, among CIFG NA, Rampart and Rampart’s indirect parent company Caisse Centrale des Assurances Mutuelles Agricoles (“CCAMA”) (the “Acquisition”). Prior to the Acquisition, and pursuant to the approval of the Texas Insurance Department and NYSID, 100% of WCIC’s then-existing liabilities were transferred from its balance sheet by means of “assumptive reinsurance”, thereby enabling CIFG NA to acquire WCIC as a “clean shell”. The two assumptive reinsurance agreements were between WCIC and (1) Rampart, covering all of GAN run-off business effective October 1, 2002 (the “Rampart Reinsurance Agreement”) and (2) General Security National Insurance Company, an affiliate of the SCOR Group (“GSNIC”), covering all policies issued and renewed in calendar years 2000, 2001 and 2002. The obligations of Rampart under the Stock Purchase Agreement, and under the Rampart Reinsurance Agreement, were originally guaranteed by CCAMA. Subsequently, CCAMA’s obligations have been assumed by Groupama S.A., a French insurance company (“Groupama”), upon CCAMA’s merger with and into Groupama.

Subsequent to the Acquisition, and pursuant to the approval of the Texas Insurance Department and NYSID, WCIC was re-domesticated to the State of New York by merger with and into Western Continental Insurance Company of New York, Inc., (“WCIC N.Y.”), a New York stock insurance corporation that was incorporated as a wholly-owned subsidiary of the Company on March 5, 2003 in the State of New York and initially licensed by NYSID on April 11, 2003 to conduct fidelity & surety and credit insurance. WCIC-NY was formed for the purpose of effectuating WCIC’s re-domestication to New York State. The effective date of such re-domestication by merger was June 30, 2003.

Effective August 31, 2003, pursuant to the approval of the NYSID, CIFG NA merged with and into WCIC NY. As part of the Plan of Merger, the name of WCIC NY was changed to CDC XIS Financial Guaranty North America, Inc.

Effective September 20, 2003 and pursuant to the approval of the NYSID, CIFG NA’s original direct parent, CIFG Services, Inc., then known as CDC IXIS Financial Guaranty Services Inc. (“CIFG Services”), transferred all of the outstanding shares of CIFG NA to five voting trustees in accordance with the Voting Trust Agreement (“Voting Trust Agreement”), dated September 17, 2003, in order to comply with certain U.S. state restrictions regarding the ownership or control of U.S. insurance companies by a foreign government or any agency or instrumentality thereof.

The names of the five individuals voting trustees were disclosed to the NYSID. Under the terms of the Voting Trust Agreement, 80% of the trustees must be directors or officers of CIFG Services or the direct parent of CIFG Holding (i.e., effective December 31, 2004, CNCE and, until that date, CDC XIS). Although the shares are legally owned by the voting trustees in accordance with the Voting Trust Agreement, CIFG Services retains the economic benefits of the shares of CIFG NA. By virtue of the voting trust and related undertakings, the NYSID has determined, by letter dated August 8, 2003, that CIFG NA is deemed not to be owned or controlled by the Caisse des Depots et Consignations (then CIFG NA’s ultimate parent and a French public purpose entity established pursuant to legislation), the Republic of France or any governmental agency or instrumentality thereof within the meaning of Section 1102(h) of the New York Insurance Law.

CIFG Services is a management company that was incorporated in the state of Delaware during 2001. CIFG Services is a wholly owned subsidiary of CIFG Guaranty (formerly known as CDC lXlS Financial Guaranty). CIFG Guaranty is a reinsurance company that was registered in France by Registre du Commerce et des Sociétés on March 30, 2001. CIFG Guaranty is a wholly owned subsidiary of CIFG Holding, a French corporation that acts as a holding company for the CIFG group of companies. CIFG Guaranty owns 100% of the outstanding shares of CIFG Services and CIFG Europe. CIFG Europe is a French licensed insurance company authorized to write financial guaranty throughout the original 15 member states of the European Union and registered by Registre du Commerce et des Sociétés on September 24, 2001.

Effective February 23, 2005 the Company’s name was changed to CIFG Assurance North America, Inc (CIFG NA). Additionally, the affiliates of CIFG NA, formerly known as CDC XIS Financial Guaranty Holding, CDC IXIS Financial Guaranty and CDC XIS Financial Guaranty Europe, changed their names to CIFG Holding, CIFG Guaranty and CIFG Europe, respectively, effective October 29, 2004 and its affiliate CDC IXIS Financial Guaranty Services Inc. changed its name to CIFG Services, Inc. effective January 11, 2005.

Each company, CIFG Guaranty, CIFG Europe and CIFG NA has a financial strength rating of Triple-A from Moody’s Investors Service, Standard & Poor’s Ratings Services and Fitch Ratings.

2.

Significant Accounting Policies

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP), which for insurance companies differ in certain respects from the accounting practices prescribed or permitted by NYS ID. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Investments

CIFG NA’s investment portfolio is accounted for on a trade-date basis and consists of investments in fixed income securities that are considered available-for-sale and are carried at fair value. Short-term investments are carried at cost, which approximates fair value. Unrealized gains and losses, net of deferred income taxes, are included as a component of “Accumulated Other Comprehensive Income” in shareholder’s equity. For purposes of computing amortized cost, premiums and discounts are accounted for using the effective yield method over the remaining terms of securities acquired. For premium on bonds that do not have call features, such premiums are amortized over the remaining terms of the securities. Premium and discounts on mortgage-backed and asset-backed securities are adjusted for the effects of actual and anticipated prepayments.

The Company’s process for identifying declines in the fair value of investments that are other than temporary involves consideration of multiple factors. These factors include current economic conditions, market prices, issuer-specific developments, the time period during which there has been a significant decline in value and the Company’s intent and ability to hold the investment for a sufficient period of time for the value to recover. If the Company’s analysis of these factors results in the determination that the decline is other-than temporary, CIFG NA writes down the carrying value of the investment and records a realized loss. As of December 31, 2004 and 2003, there were no declines in fair value deemed to be other than temporary.

Realized gains and losses on the sale of investments are determined on the basis of specific identification. Investment income is recorded when earned.

Deferred Acquisition Costs

Certain costs incurred, primarily related to and varying with the production of business, have been deferred. These costs include direct and indirect expenses related to underwriting, marketing, and policy issuance, rating agency fees and premium taxes, net of reinsurance ceding commissions. The Company considers deferred premium revenue and the present value of future premiums due to the Company under installment policies when determining the recoverability of deferred acquisition costs (DAC). DAC is amortized into the income statement as expense over the periods in which the related premiums are earned.

Premium Revenue Recognition

Up-front insurance premiums written are earned pro-rata over the duration of the underlying risk. Premiums are earned in proportion to the amount of risk outstanding over the expected period of coverage. The amount of risk outstanding is equal to the sum of the par amount of the debt insured. Installment insurance premiums written are recognized over each installment period. If an insured issue is retired early, the remaining deferred premium will be earned immediately. Deferred premium revenue and prepaid reinsurance premiums represent the portion of premium written which has been allocated to the unexpired underlying risk.

Losses and Loss Adjustment Expense Reserves

The reserve for losses and loss adjustment expenses consists of active credit reserves and case basis loss and loss adjustment expense reserves. The development of active credit reserves is based upon estimates of the expected levels of debt service defaults resulting from payment defaults on currently guaranteed issues that are not presently or imminently in default, and by reference to financial guaranty industry historical loss experience. The determination of the reserve is primarily based on an analysis of expected losses as a percentage of expected premium on the outstanding insured portfolio, pursuant to which, active credit reserves are provided on a periodic basis as a function of regularly scheduled premiums earned to date. The company does not establish active credit reserves on premiums earned on advance refundings and since the Company’s actual early termination experience has been de minimis, the Company has not reversed the unallocated loss reserve established for policies which have terminated. When losses occur, case basis loss reserves will be established in an amount that is sufficient to cover the present value of the anticipated defaulted debt service payments over the expected period of default and estimated expenses associated with settling the claims, less estimated recoveries under salvage or subrogation rights. The Company monitors active credit reserves on an ongoing basis and adjusts these reserves based on actual loss experience.

The Company’s loss reserving policy, described above, is based on guidance provided in SFAS 60, “Accounting and Reporting by Insurance Enterprises,” SFAS 5, “Accounting for Contingencies” and analogies to Emerging Issues Task Force (EITF) 85-20, “Recognition of Fees for Guaranteeing a Loan.” SFAS 60 requires that, for short-duration contracts, a liability for unpaid claim costs relating to insurance contracts, including estimates of costs relating to incurred but not reported claims, be accrued when insured events occur. Additionally, SFAS 5 requires that a loss be recognized where it is probable that one or more future events will occur confirming that a liability has been incurred at the date of the financial statements and the amount of loss can be reasonable estimated.

For the periods ending December 31, 2004 and 2003, there were no case reserves recorded.

Management believes that the Company’s reserves are adequate to cover the ultimate net cost of claims. However, because the reserves are based on management’s judgment and estimates, there can be no assurance that the ultimate liability will not exceed such estimates.

Due to diversity of financial guaranty industry accounting practices with respect to loss reserves, the FASB staff is considering whether to provide additional guidance with respect to this topic. The Company cannot currently assess whether any action which may or may not be taken by the FASB could impact its loss reserving policy in the future. Until and unless the FASB issues specific guidance on this matter, the Company intends to continue to apply its existing accounting policies.

Income Taxes

The Company will be included in the consolidated U.S. tax return of CIFG Services. The tax provision for CIFG NA is determined on a stand alone basis. Any results derived from participating in the consolidated return are reflected in the financial statements. Deferred income taxes are provided with respect to the temporary differences between the tax bases of assets and liabilities and the reported amounts in the financial statements that will result in deductible or taxable amounts in future years when the reported amount of the asset or liability is recovered or settled. Such temporary differences relate principally to premium revenue recognition, deferred acquisition costs, unrealized appreciation or depreciation of investments and the contingency reserve. A valuation allowance is established when it is more likely than not (a likelihood of more than 50 percent) that some portion or the entire deferred tax asset will not be realized.

Reinsurance

In the normal course of business, the Company seeks to reduce the loss that may arise from events that could cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance premiums ceded and related commissions recorded are earned on a prorata basis over the period the reinsurance coverage is provided.

Intangible Assets

The Company’s acquisition of WCIC resulted in recording an intangible asset related to the fair value of the insurance licenses acquired. The Company has determined that the licenses have an indefinite life and, therefore, are not being amortized. The recoverability of the carrying value of the intangible asset is evaluated at least annually based on a review of forecasted discounted cash flows and by referencing other available information. As of December 31, 2004, there were no adjustments to the carrying value of the intangible asset.

Derivatives

The Company has issued insurance policies that do not qualify for the financial guaranty scope exception under Statement of Financial Accounting Standards (SFAS) 133 and 149, “Accounting for Derivative Instruments and Hedging Activities”. These contracts are recorded at fair value which is determined using models developed by the Company. The changes in the fair value of these policies are recorded in Net realized and unrealized gains (losses) on credit derivatives.

Foreign currency translation

The financial statements have been prepared in accordance with FAS Statement 52, “Foreign Currency Translation” (“SFAS 52”). Gains and losses resulting from transactions in foreign currencies are recorded in current net income.

Variable Interest Entities (VIE’s)

From time to time, the Company provides financial guaranty insurance for structured transactions backed by pools of assets of specified types. The obligations related to these transactions are often securitized through variable interest entities. In certain of these transactions, the Company guarantees payment obligations of counterparties, including variable interest entities, who may enter into credit default swaps referencing asset portfolios. The Company provides financial guaranty insurance of these entities at market rates and does not hold any equity position in these off-balance sheet arrangements. The Company consolidates variable interest entities where it is determined to be the primary beneficiary of the VIE.

Recent Accounting Pronouncements

Effective January 1, 2004 the Company adopted the Emerging Issues Task Force (EITF) Issue No. 03-01, “The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments” (“EITF 03-01”). EITF 03-01 requires the Company to disclose certain information about unrealized holding losses on its investment portfolio that have not been recognized as other-than-temporary impairments. The requirements were effective for fiscal years ending after December 15, 2003, and the Company has included the related required disclosures about investments in debt or marketable equity securities with market values below carrying values in its financial statement footnotes. In September 2004, the EITF issued Issue 03-01-1, “Effective Date of Paragraphs 10-20 of EITF Issue No. 03-01 ‘~, which delayed the guidance in paragraphs 10-20 of EITF 03-01.

In May 2003, the FASB issued SFAS 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity”. SFAS 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). Many of those instruments were previously classified as equity. SFAS 150 became effective in 2003 and did not have an impact on the Company.

In April 2003, the FASB issued SFAS 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities.” SFAS 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities under SFAS 133. SFAS 149 amends SFAS 133 for decisions made as part of the Derivatives Implementation Group process that effectively required amendments to SFAS 133, decisions made in connection with other FASB projects dealing with financial instruments and in connection with implementation issues raised in relation to the application of the definition of a derivative. SFAS 149 became effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The Company’s financial position and results of operations did not change as a result of the adoption of

SFAS 149.

In January 2003, the FASB issued FIN 46, as revised December 2003, as an interpretation of Accounting Research Bulletin No. 51 (“ARB 51”), “Consolidated Financial Statements.” FIN 46 addresses consolidation of variable interest entities by business enterprises. An entity is considered a VIE subject to consolidation if the equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated financial support or if the equity investors lack one of three characteristics of a controlling financial interest. First, the equity investors lack the ability to make decisions about the entity’s activities through voting rights or similar rights. Second, they do not bear the obligation to absorb the expected losses of the entity if they occur. Lastly, they do not claim the right to receive expected returns of the entity if they occur, which is the compensation for the risk of absorbing the expected losses.

In December 2003, FASB issued a revision to FIN 46 (“FIN 46-R”) which clarified several provisions of FIN 46, superceded the related FASB Staff Positions, and amended the effective date and transition of the pronouncement, except for certain types of entities. The Company has adopted the provisions of FIN 46-R effective January 1, 2004. The adoption of FIN 46-R has had no material effect on the Company’s financial condition and results of operations.

3.

Related Parties

Administrative Services and Property Agreement

The Company entered into an Expense Sharing Agreement effective April 30, 2002 with CIFG Services, which was approved by the NYSID. Under this agreement CIFG Services provides the Company with management services, including office space and furniture and equipment used by the Company. Under the terms of this agreement, operating expenses are allocated based on the requirements of Regulation 30 of the NYSID. In 2004, 2003 and 2002, expenses charged by CIFG Services to the Company under this agreement were $21.3 million, $18.3 million and $9.0 million, respectively.

Facultative Reinsurance Agreement

On April 30, 2002, the Company entered into a Facultative Reinsurance Agreement (Agreement) with CIFG Guaranty. Under the terms of this Agreement, as amended effective June 24, 2003, CIFG Guaranty agrees to reinsure up to 90% of the Company’s acceptable risks (except that such reinsurance is limited to 50% of its risks in the State of Florida). The Company is allowed a 30% ceding commission on ceded premiums written under the terms of this Agreement. Ceded premium written under this facultative reinsurance agreement were $48.7 million, $52.8 million and $10.9 million for 2004, 2003 and 2002, respectively. As of December 31, 2004, 2003 and 2002, CIFG Guaranty pledged to CIFG NA $130.7 million, $35.4 million and $5.8 million, respectively, in support of reinsurance balance recoverable in accordance with Regulation 114(11 NYCRR 126).

Capital Maintenance Agreement

The Company has entered into an irrevocable keep-well capital maintenance agreement with CIFG Guaranty. The agreement requires CIFG Guaranty to contribute capital to the Company if at any time, the capital of the Company falls below $80 million.

Tax Sharing Agreement

The Company files a consolidated Federal income tax return with CIFG Services, and files separate-company state and local income tax returns. The method of allocation between the companies in the consolidated Federal income tax return is subject to a tax allocation agreement approved by the Board of Directors of CIFG NA and the New York Insurance Department. Pursuant to this tax allocation agreement between the companies, total Federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognizable on a separate company basis. Intercompany tax balances are settled on a periodic basis, no less than annually.

4.

Deferred Acquisition Costs

Acquisition costs and ceding commissions are deferred and amortized in proportion to the related premium revenue to be recognized in future periods. The commission income and acquisition costs deferred and related amortization are as follows:

For the period

April 11, 2002

(date of inception)

Years ended

through

December 31,

December 31,

2004

2003

2002

Balance, beginning of period

$ 3,484

$ 2,938                            $---

Current year costs:

 Deferred acquisition costs

12,653

17,402

6,539

 Deferred ceding commission income

(14,624)

(15,844)

(3,264)

  Total deferred acquisition costs

(1,971)

1,558

   3,275

  Valuation allowance

---

---

(222)

(1,971)

1,558

   3,053

  Amortization during the period

(1,136)

(1,012)

(115)

Balance, end of period

$ 377

$ 3,484

$ 2,938

5.

Investments

CIFG NA’s investment objective is to optimize after-tax returns while emphasizing the preservation of capital through maintenance of high-quality investments with adequate liquidity. CIFG NA’s investment policies limit the amount of credit exposure to any one issuer. The fixed income portfolio is comprised of high-quality (primarily AAA rated) taxable investments of medium term maturities. Short-term investments consist principally of Unites States government obligations, commercial paper and money market instruments.

The following tables set forth the amortized cost and fair value of the fixed income securities and short-term investments included in the investment portfolio of CIFG NA:

       December 31, 2004

Gross

Gross

Amortized

     Unrealized

Unrealized

Fair

Cost

Gains

Losses

Value

United States government obligations

$ 70,067

$ 267

$(346)

$ 69,988

State and municipal obligations

419

1

(3)

417

Short-term investments

67,887

---

---

67,887

 Total

$138,373

$268

$(349)

$138,292

                           December 31, 2003

Gross

Gross

Amortized

Unrealized

Unrealized

Fair

Cost

Gains

Losses

Value

United States government obligations

$ 55,774

$ 808

$(2)

$ 56,580

State and municipal obligations

3,427

12

(3)

3,436

Corporate securities

220

---

---

220

Shod-term investments

89,789

---

---

89,789

 Total

$149,210

$820

$(5)

$150,025

Fixed income investments carried at amortized cost of $8 million as of December 31, 2004 and 2003 were on deposit with various regulatory authorities to comply with insurance laws.

The following table sets forth the distribution by contractual maturity of investments at amortized cost and fair value at December 31, 2004 and 2003. Actual maturity may differ from contractual maturities because borrowers may have the right to call or prepay obligations.

December 31,

2004

2003

Amortized

Fair

Amortized

Fair

Cost

Value

Cost

Value

Due in one year or less

95,774

95,630

$127,779

$128,026

Due after one year through five years

42,368

42,430

21,197

21,765

Due after five year through ten years

231

232

234

234

 Total

    $138,373

$138,292

$149,210

$150,025

As of December 31, 2004 and 2003 no single issuer, excluding U.S. government obligations, exceeds 10% of Shareholder’s Equity.

The following table presents the Company’s investments’ gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2004:

Less than 12 months

Greater than 12 months

Total

Fair

Unrealized

Fair

Unrealized

 Fair

Unrealized

Value

Losses

Value

Losses

Value

Losses

United States

     government obligations

$ 60,899

$(346)

$ 0

$ 0

$ 60,899

$(346)

State and

 municipal obligations

---

---

185

(3)

    185

(3)

Total temporarily

      impaired fixed income

$ 60,899

$(346)

$ 185

$(3)

$ 61,084

$(349)

Net investment income was comprised of the following:

  For the period

   April 11, 2002

Year ended

    Year ended

  (date of inception)

December 31,

     December 31,

through December

   2004

            2003

        31, 2002

Fixed income securities

$ 1,086

$ 2,512

$ 1,473

Short-term investments

1,326

543

391

 Investment income

2,412

3,055

1,864

Investment expenses

(139)

(90)

(8)

 Net investment income

$ 2,273

$ 2,965

$ 1,856

Gross realized gains from fixed income securities were comprised of the following:

For the period

 April 11, 2002

Year ended

     Year ended

(date of inception)

December 31,

     December 31,

through December

2004

       2003

            31, 2002

Gross gains

$ 10

$ 1,206

$

---

Gross losses

---

---

---

 Net realized capital gains

$ 10

$ 1,206

$

---

Proceeds from the sale of fixed income securities were $3.8 million, $22.5 million and $0 for the periods ended December 31, 2004, 2003 and 2002, respectively.

6.

Reinsurance

On April 30, 2002, the Company entered into a Facultative Reinsurance Agreement (Agreement) with CIFG Guaranty. The Company utilizes reinsurance principally to increase aggregate premium capacity and to reduce the risk of loss on financial guarantee business underwritten. The Company is liable with respect to reinsurance ceded to the extent that the reinsurance company fails to meet its obligation to the Company. CIFG NA regularly monitors the financial condition of its reinsurer and believes there is no material unrecoverable reinsurance.

The effect of reinsurance on premiums written was as follows:

For the period

 April 11, 2002

Year ended

Year ended

 (date of inception)

December 31,

December 31,

 through December

   2004

   2003

        31, 2002

Direct premium written

$ 45,058

$ 31,225

$ 7,818

Assumed premium written

10,088

36,907

6,691

Ceded premium written

(48,747)

(52,814)

(10,882)

 Net premiums written

6,399

15,318

3,627

Change in direct deferred premiums revenue

(29,625)

(22,452)

(7,161)

Change in assumed deferred premiums revenue

(3,181)

(34,641)

(6,623)

Change in ceded deferred premiums revenue

30,218

44,648

10,338

 Net premiums earned

$ 3,811

$ 2,873

$ 181

2003 net premiums earned include $308 from refundings, terminations and called bonds.

Ceding commission received from CIFG Guaranty was $14.6 million, $15.8 million and $3.3 million during 2004, 2003 and 2002, respectively.

7.

Income Taxes

The provision for income taxes is $0 for the periods ending December 31, 2004, 2003 and 2002.

The Company’s total tax provision differs from the amount that would be obtained by applying the tax rate to pretax book income, due to the impact of contingency reserve, disallowed expenses and the establishment of a valuation allowance.

The tax effects of temporary differences that give rise to deferred tax assets and liabilities as of December 31, 2004 and 2003 are presented below:

As of December 31,

2004

2003

Deferred tax assets:

Net operating loss carryforward

$

4,549

$

3,559

Deferred premium revenue

252

351

Other

364

101

Unrealized loss

28

---

Less: valuation allowance

(4,649)

(2,605)

Total deferred tax assets

544

1,406

Deferred tax liabilities:

Unrealized gains

---

285

Accretion of discount

27

23

Deferred acquisition costs

132

1,219

Other

357

164

Total deferred tax liabilities

516

1,691

Net deferred tax (asset)/liability

$(28)

$  285

At December 31, 2004, the Company had net operating loss carryforwards available to offset future taxable income of $13 million of which $3.9 million, $3.7 million and 5.4 million will expire in 2024, 2023 and 2022, respectively.

The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect on tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Due to the Company’s start up activities, the Company has yet to establish an earnings history. As a result, management has established a valuation allowance to offset deferred tax assets.

8.

Dividend Restrictions

Under New York State insurance law, CIFG NA may pay a dividend only from earned surplus subject to the maintenance of a minimum capital requirement. Any dividends declared or paid may not exceed, together with all other dividends declared or distributed by CIFG NA during the next preceding twelve months, the lesser of (i) 10% of its shareholder’s surplus shown on its last filed statement, or (ii) one hundred percent of adjusted net investment income (as defined under New York Insurance Law), for such 12-month period without prior approval of the Superintendent of the NYSID. As of December 31, 2004, 2003 and 2002 the Company did not declare or pay any dividends.

The Company has voluntarily committed that it would not pay any dividends for the first two years of operations without the prior approval of the NYS ID.

9.

Statutory Accounting Practices

U.S. GAAP differs in certain significant respects from accounting practices prescribed or permitted by the NYSID.

The following summarizes the significant differences between statutory accounting practices and U.S. GAAP.

	As of December 31,
	2004	2003
U.S. GAAP Shareholder’s Equity	$ 129,399	$ 125,508
Statutory adjustments:
Premium revenue recognition	(1,947)	(785)
Deferred acquisition costs	(377)	(3,484)
Goodwill	(8,480)	(8,750)
Loss and loss adjustment reserves	656	275
Contingency reserve	(3,383)	(7,252)
Provision for reinsurance	---	(4,385)
Deferred income taxes	(28)	285
Unrealized gains	81	(815)
Fair value of derivatives	22	16
Deferred Ceding commission income	(1,820)	---
Non admitted assets	(495)	(1,562)
Statutory capital and surplus	$ 113,628	$ 99,051

The principal differences result from the following statutory accounting practices:

•

Upfront premiums are recognized as earned when related principal and interest have expired while under GAAP, premiums are recognized as earned over the expected coverage period;

•

Liabilities for unearned premiums are shown net of amounts ceded under reinsurance contracts while under GAAP, they are recorded at their gross amounts;

•

Acquisition costs are charged to operations as incurred. Under GAAP, such costs are deferred and amortized as the related premiums are earned;

•

Goodwill was charged directly to surplus as a result of the statutory mergers while under GAAP the goodwill is carried as an intangible asset subject to impairment tests;

•

A contingency reserve is computed on the basis of statutory requirements, and reserves for case basis losses and LAE are established, at present value, for specific insured issues that are identified as currently or likely to be in default. Under GAAP, case basis loss reserves are established at present value based on CIFG NA’s reasonable estimate of the identified losses and LAE, plus estimates for reserves for the portfolio of active credits on the insured obligations written;

•

A provision is made for ceded unearned premiums and losses recoverable, in excess of funds held, on business reinsured with companies not qualified or licensed in the state of New York through a direct charge to surplus while under GAAP there is no such provision;

•

Fixed income securities are carried at amortized cost rather than designated as available for sale and carried at fair value. Unrealized gains or losses are not recognized as a separate component of shareholder’s equity net of applicable deferred federal income tax;

•

Deferred tax assets in excess of certain defined limitations are excluded from the balance sheet and charged to surplus as a non-admitted asset. Under GAAP, deferred federal income taxes reflect the net tax effect of temporary differences between the carrying amount of GAAP basis assets and liabilities and the amounts used for federal income tax purposes. The change in net deferred taxes, excluding the amount related to unrealized gains and losses, is a component of net income;

•

Financial guarantees are accounted on an accrual basis, while under GAAP, certain financial guarantees do not qualify for the financial guarantee scope exception under SFAS 133 as amended by SFAS 149, “Accounting for Derivative Instruments and Hedging Activities,” and are recorded at fair value;

•

Ceding commission earned can off set acquisition costs but can not exceed them. A liability is established for any amount of ceding commissions in excess of acquisition expenses.

•

Certain assets classified as non-admitted are charged directly to surplus but are reflected as assets under GAAP; and

•

WCIC’s accounts are included in the accounts of the Company in accordance with SSAP No. 68, “Business Combinations and Goodwill”, while under GAAP, purchase accounting is used and WCIC account balances are not included until the date of acquisition in 2003.

CIFG NA’s statutory financial statements are prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York. Prescribed statutory accounting principles include state laws, regulations and general administrative rules, as well as a variety of the National Association of Insurance Commissioners (NAIC) publications. The NAIC Statements of Statutory Accounting Principles (SSAP) have been adopted as a component of prescribed or permitted practices by the State of New York. The State of New York has adopted certain prescribed practices which vary from those found in SSAP. These differences have no impact on the net income and the determination of statutory surplus. Statutory capital and surplus was $113,628 and $99,051 at December 31, 2004 and 2003, respectively which meets New York State minimum capital requirements. Qualified statutory capital (statutory capital and surplus plus contingency reserve) was $117,011 and $106,303 at December 31, 2004 and 2003, respectively. Statutory net loss for CIFG NA was $(5,232), $(4,197) and $(4,005) for the period ending December 31, 2004, 2003 and 2002, respectively.

10.

Net Insurance in Force

The Company’s policies guaranty the scheduled payments of principal and interest on municipal and structured obligations. The net exposure retained on any risk is subject to formalized underwriting guidelines.

As of December 31, 2004, insurance in force, net of cessions, had a range of maturity of 2-40 years diversified among 370 outstanding policies.

As of December 31,

2004

2003

Gross

Net

Gross

Net

Global Single Risk

State general obligations

$2,245,467

$ 426,271

$1,262,638

$ 380,558

State tax backed

935,565

158,429

129,113

77,784

Toll roads

680,482

68,948

414,337

42,334

Sovereign/Sub sovereign

614,326

106,463

68,728

51,903

Airports

680,669

116,094

272,694

75,297

Investor owned utilities

229,225

67,922

182,283

63,228

Transportation

136,400

13,640

---

---

Utility systems

427,183

105,296

331,475

95,725

City & county general obligations

414,995

78,513

260,900

63,103

Project finance

87,014

8,701

79,903

7,990

Public power

350,143

81,112

351,372

81,235

Local tax backed

212,145

47,261

62,145

32,261

Health care

165,946

16,595

21,624

2,162

Higher education

65,998

14,100

60,981

13,598

 Total Global Single Risk

7,245,558

1,309,345

3,498,193

987,178

Global Structured Finance

 CDO asset-backed

3,774,172

538,394

2,463,262

407,540

 CDO Investment Grade

2,303,144

371,906

943,945

235,986

 Lease assets

1,279,440

240,928

1,144,934

233,718

 Home equity

1,109,907

110,991

705,348

70,535

 Mortgage backed

724,074

72,407

204,891

20,489

 CDO high yield

565,163

70,466

164,941

30,444

 Auto loans

442,848

44,285

251,846

25,185

 Commercial asset backed

320,418

32,042

 Other consumer

150,000

37,500

150,000

37,500

 Commercial mortgage backed

112,535

11,253

---

 Credit cards

101,000

10,100

101,000

10,100

 Other structured finance

4,518

452

---

   Total Global Structured Finance

10,887,219

1,540,724

6,130,167

1,071,497

Total Par

$18,132,777

$2,850,069

$9,628,360

$ 2,058,675

The Company limits its exposure to losses from writing financial guarantees through a formal credit approval process and by maintaining a surveillance function which monitors insured transactions. Additionally, the Company mitigates credit risk by underwriting investment grade transactions and maintaining collateral requirements on asset-backed obligations, as well as through reinsurance.

Gross par outstanding includes $5.1 billion and $3.7 billion of assumed business, at December 31, 2004 and at December 31, 2003, respectively.

The distribution of gross and net par in force by geographical location is presented in the following table:

As of December 31,

2004

2003

Gross

Net

% of Net

Gross

Net

% of Net

United States:

New York

$ 2,634,328

$ 542,662

19%

$ 1,193,113

$ 428,676

21%

California

745,210

136,637

5%

509,615

113,078

5%

Puerto Rico

593,224

160,459

6%

287,018

129,773

6%

Illinois

447,405

44,741

2%

149,330

14,933

1%

New Jersey

422,815

69,781

2%

272,815

54,781

3%

Colorado

212,876

21,288

1%

13,124

1,312

---%

Georgia

199,150

19,915

1%

---

---

---%

Texas

194,908

67,518

2%

198,704

67,898

3%

Alabama

176,000

32,600

1%

176,000

32,600

2%

Wisconsin

150,000

15,000

1%

100,000

10,000

---%

Other States

645,944

120,844

4%

362,569

92,507

4%

United States Diversified

8,056,653

1,181,917

41%

5,252,830

930,513

45%

 Total United States

14,478,513

2,413,362

85%

8,515,118

1,876,071

91%

Non United States:

Italy

545,598

54,560

   2%

---

---

---%

United Kingdom

367,579

36,758

   1%

207,434

20,743

1%

France

283,092

28,309

  1%

261,501

26,150

1%

Germany

212,773

21,277

  1%

204,891

20,489

1%

Brazil

205,000

20,500

   1%

---

---

---%

Greece

136,400

13,640

  ---%

---

---

Canada

68,728

51,903

   2%

68,728

51,903

3%

Australia

20,875

2,087

  ---%

19,862

1,986

---%

Spain

3,601

360

  ---%

3,326

333

---%

Europe Diversified

1,401,419

166,393

   6%

347,500

61,000

3%

Non United States

409,199

40,920

   1%

---

---

---%

 Total Non United States

3,654,264

436,707

  15%

1,113,242

182,604

9%

  Grand Total

$18,132,777

$2,850,069

100.0%

$9,628,360

$2,058,675

100.0%

As of December 31, 2004 and 2003, the distribution of par exposure by form of credit enhancement is set forth in the following table:

As of December 31,
	2004		2003
	Gross	Net	Gross	Net
Financial guaranty	$10,699,242	$ 1,114,316	$5,725,424	$ 1,290,961
Credit default swaps	7,433,535	1,735,753	3,902,936	767,714
	$18,132,777	$2,850,069	$9,628,360	$2,058,675

At December 31, 2004 and 2003, gross par outstanding includes $7.4 billion and $3.9 billion, respectively, underwritten through variable interest entities. These entities are considered to be variable interest entities under Financial Accounting Standards Board (FASB) Interpretation No. 46 (FIN 46-R), “Consolidation of Variable Interest Entities”.

11.

Loss and Loss Adjustment Reserves

The Company’s reserve for losses and loss adjustment expenses consists of active credit reserves only. There were no case basis reserves or case activity during 2004 and 2003. Activity in the losses and loss adjustment reserve is summarized as follows:

	As of December 31,
Active Credit Reserves	2004	2003
Balance, beginning of period	$ 275	$ 18
Incurred losses and loss adjustment expense	381	257
Balance, end of period	$ 656	$ 275

12.

Fair Value of Financial Instruments

The following fair value amounts were determined by using independent market information when available, and appropriate valuation methodologies when market quotes were not available. In cases where specific market quotes were unavailable, interpreting market data and estimating market values required considerable judgment by management. Accordingly, the estimates presented are not necessarily indicative of the amount CIFG NA could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

Fixed income securities: The fair values of fixed income securities are based primarily on quoted market prices.

Short-Term Investments and Cash: The fair values of short-term investments and cash are assumed to approximate amortized cost.

Investment Income Due and Accrued: The fair value of investment income due and accrued is assumed to approximate carrying value.

Deferred Premium Revenue: The fair value of the deferred premium revenue is based upon the estimated cost to reinsure those exposures at current market rates, which amount consists of the current deferred premium revenue, less an estimated ceding commission thereon. Other financial guarantee insurance policies have been written on an installment basis, where the future installment premiums to be received by CIFG NA are determined based on the outstanding exposure at the time these premiums are due. The fair value of the Company’s future premium revenue under its installment policies is measured using the present value of estimated future installment premiums, less an estimated ceding commission. The estimate of the amounts and timing of the future installment premiums is based on contractual premium rates, debt service schedules and expected run-off scenarios.

The carrying amount and estimated fair value of financial instruments are presented below:

	As of December 31,
	2004		2003
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair value	Amount	Fair value
Financial Assets:
Fixed income securities	$ 70,405	$ 70,405	$ 60,236	$ 60,236
Short-term investments	67,887	67,887	89,789	89,789
Cash	6,568	6,568	523	523
Investment income due and accrued	619	619	582	582

Financial Liabilities:
Deferred premium revenue:
Gross	103,573	72,501	72,148	50,504
Net of reinsurance	18,468	12,928	16,018	11,213

Off-balance sheet instruments:
Installment premium receivable
Gross	---	53,812	---	30,864
Net of reinsurance	---	7,230	---	5,340

13.

Credit Default Swaps

Certain contracts entered into by the Company meet the definition of a derivative under Statement of Financial Accounting Standards (SFAS) No. 133 as amended by SEAS 149, “Accounting for Derivative Instruments and Hedging Activities”. The Company has recorded these products at estimated fair value. Due to the highly customized terms and conditions of these contracts, they are considered to be, in substance, financial guaranty contracts. The Company has the intent to hold them to maturity. Changes in fair value are dependent upon a number of factors including changes in credit spreads and other market factors.

14.

Business Acquisition

In February 2003 CIFG NA purchased 100% of the stock of WCIC from Rampart and Rampart’s indirect parent company, CCAMA Prior to the acquisition, and pursuant to the approval of the Texas and New York Departments of Insurance, all of WCIC’s existing liabilities were transferred from its balance sheet by means of “assumptive reinsurance” as disclosed in Note 1. In addition, prior to the acquisition, WCIC paid ordinary and extraordinary dividends of $2,835 and $5,800, respectively, to its parent, Rampart, as approved by Texas State Insurance Department. The purchase price was $21,009 resulting in an intangible asset assigned to the insurance licenses of $8,331.